UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2008

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

     On June 6, 2008, Penn National Gaming, Inc. (the “Company”) announced that it has, in accordance with the terms of the merger agreement providing for the acquisition of the Company by PNG Acquisition Company Inc. (“Parent”), an entity indirectly owned by certain funds managed by affiliates of Fortress Investment Group LLC and Centerbridge Partners, L.P., delivered a notice to Parent extending the end date of the merger agreement by 120 days, from June 15, 2008 to October 13, 2008. A copy of the press release announcing the extension of the end date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)        Exhibits.

99.1      Press Release, dated June 6, 2008, Announcing Extension of End Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 10, 2008	PENN NATIONAL GAMING, INC.

By: /s/ Robert Ippolito

Name: Robert Ippolito
Title: Vice President, Secretary and Treasurer